UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 12, 2015

RADIUS BANCORP INC.

(Exact name of Registrant as specified in its Charter)

Delaware	001-36727	32-0162505
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

One Harbor Street, Suite 201

Boston, Massachusetts

(Address of principal executive offices)

Registrant’s telephone number, including area code: (617) 482-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing.

On February 12, 2015, in connection with its determination not to pursue at this time an initial public offering of its common stock, $0.0001 par value per share (the “Shares”), Radius Bancorp Inc. (the “Company”) notified The Nasdaq Stock Market LLC of the Company’s intent to file with the Securities and Exchange Commission (the “SEC”) a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). No Shares were sold in connection with the proposed initial public offering. The Company also intends to file with the SEC a Form 15 to suspend the Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Radius Bancorp Inc.

Date: February 17, 2015	By:	/s/ Michael Butler
Michael Butler
President and Chief Executive Officer